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Ex-10.40
Form of Warrant issued to Jessica L. Stevens on June 30, 2000


                                  EXHIBIT 10.40


THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR STATE SECURITIES OR BLUE SKY LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED OR ASSIGNED FOR VALUE, DIRECTLY OR INDIRECTLY, NOR MAY THE SECURITIES BE TRANSFERRED ON THE BOOKS OF THE CORPORATION, WITHOUT REGISTRATION OF SUCH SECURITIES OR AN EXEMPTION FROM SUCH REGISTRATION UNDER APPLICABLE STATE SECURITIES OR BLUE SKY LAWS.

Warrant No. N105

                               TELEGEN CORPORATION

                          COMMON STOCK PURCHASE WARRANT

                            VOID AFTER JUNE 30, 2005

        1. NUMBER AND PRICE OF SHARES SUBJECT TO WARRANT. Subject to the terms and conditions set forth herein, Jessica L. Stevens ("Holder") is entitled to purchase from TELEGEN CORPORATION, a California corporation (the "Company"), at any time after July 1, 2000 and on or before the date of termination of this Warrant provided for in Section 2 hereof, up to 1,000,000 shares of fully paid and non-assessable Common Stock of the Company (the "Warrant Stock"), for a per-share purchase price of $1.75 (the "Warrant Price").

        2. TERMINATION. This Warrant (and the right to purchase securities upon exercise hereof) shall terminate on June 30, 2005.

        3. NO ADJUSTMENTS. No adjustment on account of dividends or interest on Warrant Stock will be made upon the exercise hereof.

        4. NO FRACTIONAL SHARES. No fractional shares of Warrant Stock will be issued in connection with any subscription hereunder. In lieu of any fractional shares which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the fair market value of one share of Warrant Stock on the date of exercise, as determined in good faith by the Company's Board of Directors.

        5. NO STOCKHOLDER. This Warrant shall not entitle its holder to any of the rights of a stockholder of the Company.

        6. RESERVATION OF STOCK. The Company covenants that during the period this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Warrant Stock upon the exercise of this Warrant. The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Warrant Stock upon the exercise of this Warrant.

        7. PROCEDURE FOR EXERCISE OF WARRANT. This Warrant may be exercised by the registered holder or its registered assigns, in whole or in part, by the surrender of this Warrant at the principal office of the Company, accompanied by payment in full of the Warrant Price in cash or by check. Upon partial exercise hereof, a new warrant or warrants containing the same date and provisions as this Warrant shall be issued by the Company to the registered holder for the number of shares of Warrant Stock with respect to which this Warrant shall not have been exercised. The holder may also exercise this Warrant in whole or in part in a "cashless" or "net-

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                issue" exercise of this Warrant. In such event, the holder will deliver this Warrant to the Company with a notice stating the number of shares to be delivered to the holder and the number of shares with respect to which the Warrant is being surrendered in payment of the aggregate Warrant Exercise Price for the shares to be delivered to the holder and for the shares as to which the Warrant is being surrendered for exercise. For purposes of this provision, all shares as to which the Warrant is surrendered will be valued at the Current Market Price. The notice accompanying the Warrant shall also set forth the number of shares remaining subject to the Warrant. "Fair Market Value" means the closing sale price or, if not available, then the closing bid price on a given trading day of the Company's Common Stock as reported on the Nasdaq SmallCap Market under the symbol TEGN or other national exchange, including the electronic bulletin board, the "pink sheets" or as determined by the Company's Board of Directors in good faith, as applicable. A Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Warrant Stock issuable upon such exercise shall be treated for all purposes as the holder of such shares of record as of the close of business on such date. As promptly as practicable on or after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full shares of Warrant Stock issuable upon such exercise, together with cash in lieu of any fraction of a share as provided above.

        8. ADJUSTMENT OF WARRANT PRICE AND NUMBER OF SHARES. The number and kind of securities issuable upon the exercise of this Warrant shall be subject to adjustment from time to time and the Company agrees to provide notice upon the happening of certain events as follows:

                (a) ADJUSTMENT FOR RECLASSIFICATION OR REORGANIZATION. In case of any reclassification or change of the outstanding Common Stock of the Company or of any reorganization of the Company during the term of this Warrant (other than a merger of the Company with and into another corporation), then and in each such case the Company shall give the holder of this Warrant at least twenty (20) days notice of the proposed effective date of such transaction, and the holder of this Warrant, upon the exercise hereof at any time after the consummation of such reclassification, change or reorganization, shall be entitled to receive, in lieu of the Warrant Stock receivable upon the exercise hereof prior to such consummation, the stock or other securities or property to which such holder would have been entitled upon such consummation if such holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in this
                        Section 8. The terms of this Section 8 shall similarly apply to successive reclassifications, changes or reorganizations.

                (b) STOCK SPLITS AND REVERSE STOCK SPLITS. If at any time during the term of this Warrant the Company shall subdivide its outstanding shares of Common Stock into a greater number of shares, the Warrant Price in effect immediately prior to such subdivision shall thereby be proportionately reduced and the number of shares receivable upon exercise of the Warrant shall thereby be proportionately increased; and, conversely, if at any time on or after the date hereof the outstanding number of shares of Common Stock shall be combined into a smaller number of shares, the Warrant Price in effect immediately prior to such combination shall thereby be proportionately increased and the number of shares receivable upon exercise of this Warrant shall thereby be proportionately decreased.

        9. CERTIFICATE OF ADJUSTMENT. Whenever the Warrant Price or the number or type of securities issuable upon exercise of this Warrant is adjusted, as herein provided, the Company shall promptly deliver to the record holder of this Warrant a certificate of an officer of the Company setting forth the nature of such adjustment and a brief statement of the facts requiring such adjustment.

        10. NO DILUTION OR IMPAIRMENT. The Company covenants that it shall not, by amendment of its Articles of Incorporation or through any reorganization, consolidation, merger, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but shall at all times in good faith assist in carrying out all those terms and in taking all actions necessary or appropriate to protect the rights of the holder of this Warrant against dilution or other impairment. Without limiting the generality of the above provision, the Company will take all necessary or

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                appropriate action in order that the Company may validly and legally issue fully paid and nonassessable shares upon the exercise of this Warrant.

        11. TRANSFER OF WARRANT. This Warrant may not be transferred or assigned without the consent of the Company. The Warrant Stock may not be transferred or assigned, in whole or in part, by the holder hereof without compliance with applicable federal and state securities laws. The rights and obligations of the Company and the holders of this Warrant shall be binding upon and benefit the successors, assignors, heirs, administrators and transferees of the parties. Any transferee hereof agrees to be bound by the restrictions set forth herein.

        12.     COMPLIANCE WITH SECURITIES LAWS.

                (a) The Holder represents and agrees that this Warrant (and the Warrant Stock, if the Warrant is exercised), are purchased only for investment, for the Holder's own account, and without any present intention to sell or distribute the Warrant or the Warrant Stock.

                (b) The Holder of this Warrant acknowledges and agrees that this Warrant and the Warrant Stock issuable upon exercise of the Warrant (the "Securities") have not been registered under the Securities Act and accordingly will not be transferable except as permitted under the various exemptions contained in the Securities Act, or upon satisfaction of the registration requirements of the Securities Act. Therefore, the Securities must be held pursuant to Rule 144 of the Securities Act unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Holder understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or unless the Company receives an opinion of counsel reasonably satisfactory to the Company that such registration is not required. Holder is aware of the provisions of Rule 144 under the Securities Act. Holder understands that a stop transfer instruction will be in effect with respect to transfer of Securities consistent with the requirements of the securities laws.

        13. PIGGYBACK REGISTRATION. The Warrant Stock will, at the request of the holder be included in any registration statement filed by the Company in connection with a public offering of common stock of the Company, subject to such reasonable limitations on the resale of the Warrant Stock as may be imposed by any underwriter engaged by the Company to conduct such public offering.

        14. CONSIDERATION. This Warrant is being issued in consideration for the transfer by Holder of certain technology known as "Level 5" as follows:

                (a) As set forth in the Plan of Reorganization of the Company as confirmed by the U.S. Bankruptcy Court for the Northern District of California on June 28, 2000;

                (b) The agreement with respect to such assignment and transfer including the transfer of any improvements in such technology; and

                (c) In accordance with resolutions of the Board of Directors of the Company, duly adopted on June 30, 2000.

        15. MISCELLANEOUS. This Warrant shall be governed by the laws of the State of California. The headings in this Warrant are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the Company and the registered holder hereof. All notices and other communications from the Company to the holder of this Warrant shall be mailed by first-class registered or certified mail, postage prepaid, to the address furnished to the Company in writing by the last holder of this Warrant who shall have furnished an address to the Company in writing.

ISSUED this 1st day of July, 2000.


TELEGEN CORPORATION


By:    /S/ WILLIAM M. SWAYNE
    ------------------------------------
     William M. Swayne II
     President


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